Income Taxes	9 Months Ended
Sep. 30, 2017
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the third quarter ended September 30, 2017 and 2016 was 64.0% and 55.2%, respectively. The effective tax rate for the third quarter of 2017 reflects the inability to book a tax benefit on certain restructuring expenses and the charge related to the repurchase by CNH Industrial Finance Europe S.A. (“CIFE”) of €347 million of its outstanding €1.2 billion 6.250% Notes due 2018, and €453 million of its outstanding €1.0 billion 2.750% Notes due 2019 (the “CIFE 2017 Notes repurchase”). The effective tax rate for the nine months ended September 30, 2017 was 43.9% compared to -104.7% for the nine months ended September 30, 2016. The effective tax rate for the nine months ended September 30, 2017 reflects the inability to book a tax benefit on certain restructuring expenses and charges related to the CIFE 2017 Notes repurchase and June 2017 early redemption of all of the outstanding $636 million 7.875% Case New Holland Inc. Senior Notes due 2017 (together, the “2017 Notes repurchase and early redemption”). The effective tax rate for the nine months ended September 30, 2016 was impacted by non-tax deductible charges of $551 million, related to the European Commission settlement, as well as by unbenefited losses in certain jurisdictions. For more information on the European Commission settlement, see “Note 14: Commitments and Contingencies”.